Financial Instruments	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments Disclosure [Text Block]
NOTE 14: FINANCIAL INSTRUMENTS
We enter into derivative instruments primarily for risk management purposes, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and, in the normal course of business, are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options, to manage certain foreign currency, interest rate and commodity price exposures.
The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was $20.1 billion and $19.1 billion at December 31, 2018 and 2017, respectively. Additional information pertaining to foreign exchange and hedging activities is included in Note 1.
The following table summarizes the fair value and presentation in the Consolidated Balance Sheets for derivative instruments as of December 31, 2018 and 2017:

(dollars in millions)	Balance Sheet Location	December 31, 2018	December 31, 2017
Derivatives designated as hedging instruments:
Foreign exchange contracts	Asset Derivatives:
	Other assets, current	$10	$77
	Other assets	12	101
	Total asset derivatives	$22	$178
	Liability Derivatives:
	Accrued liabilities	(83)	(10)
	Other long-term liabilities	(111)	(8)
	Total liability derivatives	$(194)	$(18)
Derivatives not designated as hedging instruments:
Foreign exchange contracts	Asset Derivatives:
	Other assets, current	44	70
	Other assets	19	5
	Total asset derivatives	$63	$75
	Liability Derivatives:
	Accrued liabilities	(89)	(57)
	Other long-term liabilities	(3)	(3)
	Total liability derivatives	$(92)	$(60)

The effect of cash flow hedging relationships on accumulated other comprehensive income for the years ended December 31, 2018 and 2017 are presented in the table below. The amounts of gain or (loss) are attributable to foreign exchange contract activity and are recorded as a component of Product sales when reclassified from accumulated other comprehensive income.

	Year Ended December 31,
(dollars in millions)	2018	2017
(Loss) Gain recorded in Accumulated other comprehensive loss	$(307)	$347
Gain reclassified from Accumulated other comprehensive loss into Product sales	$(16)	$(39)

The table above reflects the effect of cash flow hedging relationships on the Consolidated Statement of Operations for the years ended December 31, 2018 and 2017. The Company utilizes the critical terms match method in assessing derivatives for hedge effectiveness. Accordingly, the hedged items and derivatives designated as hedging instruments are highly effective.
We have approximately €4.95 billion of euro-denominated long-term debt and €750 million of euro-denominated commercial paper borrowings outstanding, which qualify as a net investment hedge against our investments in European businesses. As of December 31, 2018, the net investment hedge is deemed to be effective.
Assuming current market conditions continue, a $48 million pre-tax loss is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2018, all derivative contracts accounted for as cash flow hedges will mature by January 2023.
The effect of derivatives not designated as hedging instruments within Other income, net, on the Consolidated Statement of Operations was as follows:

	Year Ended December 31,
(dollars in millions)	2018	2017
Gain recognized in Other income, net	$115	$77